Exhibit 10.1

                      CONTRACT FOR PURCHASE OF REAL ESTATE


     THIS CONTRACT FOR PURCHASE OF REAL ESTATE (the "Contract"), is made and entered into by and between Floral Park Cemetery Association, Inc., an Indiana corporation, ("Purchaser") and Windsor Park Properties 3, a California limited partnership ("Seller").

                                    AGREEMENT

     In consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants herein contained, Seller and Purchaser hereby agree as follows:

     1. Purchase and Sale. Purchaser hereby agrees to purchase from Seller and Seller hereby agrees to sell to Purchaser all of Seller's right, title and interest in the following:

          (a) Land: That certain real estate located in Marion County, Indianapolis, Indiana, and commonly known as 3802 Cossell Road, Indianapolis, Indiana, more particularly described in Exhibit A, attached hereto and made a part hereof, and containing approximately 12.03 acres, more or less (collectively, the "Real Estate");

          (b) Improvements: All buildings, structures, fixtures, and other improvements now or hereafter erected or situated on the Real Estate, either permanently installed and affixed thereto, or which belong to or are used in connection with the Real Estate (collectively, the "Improvements");

          (c) Appurtenances: All tenements, hereditaments, rights, privileges, easements, interests and appurtenances now or hereafter belonging or in any wise pertaining to the Real Estate and/or the Improvements, including, but not limited to, any right, title, and interest in and to any streets or other public ways adjacent to the Real Estate (collectively, the "Appurtenances") (the Real Estate, the Improvements, and the Appurtenances being hereinafter referred to collectively as the "Real Property"); and

          d) Personal Property: All personal property owned by Seller, located on or in the Real Property, used in connection with the operation or maintenance of the Real Property, more particularly described in, and being sold pursuant to, the Asset Purchase Agreement executed of even date herewith, by and between the parties hereto (the "Asset Purchase Agreement") (collectively, the "Personal Property") (the Personal Property and the Real Property being referred to herein collectively as the "Property").

     2. Earnest Money. Within five (5) business days after execution of this Contract by Seller and Purchaser, Purchaser shall deliver to the Title Company (as such term is hereinafter defined) the sum of Fifteen Thousand and No/100 Dollars ($15,000.00) as earnest money (the "Earnest Money"). The Earnest Money shall be held by the Title Company in escrow, subject to the terms and conditions hereinafter set forth. The Earnest Money shall be applied to the obligations of Purchaser at the Closing (as such term is hereinafter defined in Paragraph 4 below) and shall be credited against any portion thereof payable in cash.


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     3.  Purchase  Price  and  Manner of  Payment.  The  purchase  price for the
Property (the "Purchase Price") shall be Eight Hundred Seventy Five Thousand and No/100 Dollars ($875,000.00). The Purchase Price (less the Earnest Money and subject to other adjustments and prorations provided for herein) shall be paid by Purchaser to Seller in immediately available funds at Closing.

     4. Closing. The purchase and sale of the Property shall be closed on a date and at a time mutually agreed upon by Purchaser and Seller which is within thirty (30) days following satisfaction of the conditions precedent set forth in Paragraph 5 hereof and all conditions in the Asset Purchase Agreement (or
Purchaser's waiver of such conditions precedent); provided, however, that closing shall occur not later than the 31st day of January, 1999, unless the parties mutually agree to a later closing date, and shall be contemporaneous with closing on the Asset Purchase Agreement.

     The purchase and sale of the Property shall be closed at the offices of the Title Company, or at such other location as may be mutually agreed to by the parties. Such closing shall be an "insured closing." The date and event of the consummation of the purchase and sale of the Property as contemplated hereby is referred to herein, respectively, as the "Closing Date" and the "Closing". Any additional closing costs related to the insured closing and not specifically covered herein shall be equally divided between Seller and Purchaser.

     5. Conditions Precedent to Closing. Purchaser's obligations hereunder shall be subject to the condition that as of the Closing Date there is no breach of any of Seller's representations or warranties hereunder in Paragraph 12; and to the satisfaction of the following additional conditions precedent:

          a. Title Insurance. Title to the Property shall be good and marketable and shall be conveyed to Purchaser free and clear of any and all liens, encumbrances, claims, and interests of any kind or nature whatsoever except the following:

               (1)  current real estate taxes not delinquent; and

               (2)  such  other  liens,  rights,  and  encumbrances  as  may  be
                    approved  by   Purchaser   (collectively,   the   "Permitted
                    Exceptions").

          Within ten (10) days after Purchaser's execution of this Contract (the date upon which Purchaser executes this Contract being referred to herein as the "Effective Date"), Seller shall have furnished Purchaser, at Seller's sole cost and expense, a commitment for an owner's policy of title insurance (the "Title Commitment") issued by Chicago Title Insurance Company (the "Title Company"), containing the agreement of the Title Company to issue an owner's policy of title insurance (ALTA Form 1990B) insuring fee simple title to the Property, free and clear of all liens, encumbrances, claims, and interests except for the Permitted Exceptions and the standard pre-printed exceptions in the Title Commitment, in the name of Purchaser upon delivery of a general warranty deed from Seller to Purchaser, together with legible copies of all instruments identified as exceptions in the Title Commitment. The Title Commitment shall contain the commitment of the Title Company to insure such title in Purchaser for the full amount of the Purchase Price. Any closing fee charged by the Title Company shall be divided equally between Seller and Purchaser.

          Permitted Exceptions shall be determined by Purchaser, in its reasonable discretion, within five (5) days after receipt of the Title Commitment. If any exceptions, other than the Permitted Exceptions, are not cured by Seller, at its sole cost and expense, within fifteen (15) days after receipt of notice thereof from Purchaser, or thereafter waived by


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     Purchaser  as  additional   Permitted   Exceptions,   this  Contract  shall
     terminate, the Earnest Money shall be promptly returned to Purchaser, and neither party shall have any further obligation hereunder. Notwithstanding the foregoing, in the event there are exceptions to title that are not acceptable to Purchaser, but are curable for an aggregate cost of less than $2,000, Seller shall cure such exceptions in a reasonably prompt manner, and the parties shall proceed to Closing. In the event the aggregate cost of curing such exceptions exceeds $2,000, unless: (i) Seller otherwise agrees in writing to cure such exceptions for amounts in excess of $2,000; or (ii) such additional cure obligations are waived by Purchaser, this Contract shall terminate, in which event the Purchaser shall be entitled to a return of the Earnest Money.

          b. Survey. Within thirty (30) days after the Effective Date, Purchaser shall obtain at its sole cost and expense, a staked survey of the Property to be prepared by a licensed, registered Indiana surveyor or engineer reasonably acceptable to Purchaser (such survey for the Property being referred to herein as the "Survey"). The Survey (a) shall be prepared in accordance with the Minimum Standard Detail Requirements of the American Land Title Association, (b) shall be in a form and shall be certified as of a date satisfactory to the Title Company to delete the standard survey exceptions from the Title Commitment, (c) shall be certified to Purchaser, the Title Company and any lender providing financing to Purchaser for consummation of the purchase and sale of the Property, (d) shall specifically show all improvements, easements, setback lines, drainage ditches and other such matters evidenced by the Title Commitment, applicable zoning laws or physical inspection of the Real Property, and (e) shall specifically disclose whether (and, if so, what part of) the Real Property is in an area designated as requiring flood insurance under applicable federal laws regulating lenders and if the Real Property is not located within a Special Flood Hazard Area, certify such fact. Notwithstanding the foregoing, Seller agrees to provide Purchaser with the most recent survey of the Real Property in its possession as to allow Purchaser to have it updated.

          Within ten (10) business days after receipt by Purchaser of the Survey, Purchaser shall advise Seller of any objections affecting the marketability of title to the Property or Purchaser's intended use of the Property disclosed by the Survey. Any item to which no objection is made shall thereafter be deemed a Permitted Exception. If any objections are not able to be cured by Seller, at its sole cost and expense, within ten (10) days after receipt of notice from Purchaser, or thereafter waived by Purchaser as additional Permitted Exceptions, this Contract shall terminate, the Earnest Money shall be promptly returned to Purchaser, and neither party shall have any further obligation hereunder. Notwithstanding the foregoing, in the event there are matters disclosed by the Survey that are not acceptable to Purchaser, but are curable for an aggregate cost of less than $2,000, Seller shall cure such matters in a reasonably prompt manner, and the parties shall proceed to Closing. In the event the aggregate cost of curing such matters exceeds $2,000, unless: (i) Seller otherwise agrees in writing to cure such exceptions for amounts in excess of $2,000; or (ii) such additional cure obligations are waived by Purchaser, this Contract shall terminate, in which event the Purchaser's sole remedy shall be return of the Earnest Money.

          Notwithstanding the foregoing, if the Survey does not certify that no portion of the Real Property is within a Special Flood Hazard Area, Purchaser shall, at its sole discretion and at its sole cost and expense, terminate this Contract should it decide, in its sole discretion, that the property is not suited for all or any of Purchaser's future intended uses. In such event, Purchaser shall be entitled to a return of the Earnest Money.


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

          c. Environmental Assessment. Within five (5) business days after the Effective Date, Purchaser shall have the right, in its discretion, to order a Phase I and/or Phase II Environmental Assessment for the Real Property prepared by an independent consultant (collectively, the "Environmental Assessments"), that evidences that the environmental condition of the Real Property has not been adversely affected by past uses and is free of underground storage tanks, hydrocarbon contamination, asbestos containing materials, polychlorinated biphenyls, hazardous materials, hazardous substances, and hazardous waste (as such terms are defined in applicable state, federal and local laws, rules and regulations), and that the Real Property is not in violation of any state, federal or local environmental, health or safety law, rule or regulation. The Environmental Assessments shall be addressed to Purchaser or any lender of Purchaser.

          Within five (5) business days after receipt by Purchaser of any Environmental Assessment, Purchaser shall advise Seller of any objections to the findings of such Environmental Assessment or Purchaser's desire to do additional investigation into the environmental condition of the Property. If any objections are not cured by Seller, at its sole cost and expense, within ten (10) days after receipt of notice from Purchaser, or thereafter waived by Purchaser as additional Permitted Exceptions, this Contract shall terminate, the Earnest Money shall be promptly returned to Purchaser, and neither party shall have any further obligation hereunder. Notwithstanding the foregoing, in the event there are objections to matters disclosed by the Environmental Assessment that are not acceptable to Purchaser, but are curable for an aggregate cost of less than $2,000, Seller shall cure such objections in a reasonably prompt manner, and the parties shall proceed to Closing. In the event the aggregate cost of curing such objections exceeds $2,000, unless: (i) Seller otherwise agrees in writing to cure such objections for amounts in excess of $10,000; or (ii) such additional cure obligations are waived by Purchaser, this Contract shall terminate, in which event the Purchaser's sole remedy shall be return of the Earnest Money.

          d. Inspection. Within twenty (20) days after the Effective Date, Purchaser shall have the right to inspect the Property and shall have received a satisfactory inspection of the Property by a qualified professional to confirm that the Property is usable for the purposes for which Purchaser intends (the "Inspection"). This inspection shall include but not be limited to matters regarding the licensing of the Property with appropriate federal, state, and local authorities, and ensuring the Seller has obtained the necessary permits to operate the Little Eagle Mobile Home Park located on the Property in the manner represented to Purchaser. If there are any statements of fact in the Inspection which are unsatisfactory to Purchaser in Purchaser's sole discretion, Purchaser shall have the right to terminate this Contract, and the Earnest Money shall be promptly returned to Purchaser as its sole remedy and neither party shall have any further obligation hereunder. In the event this Contract is terminated for any reason, Purchaser shall repair (at Purchaser's expense) any damage occurring during the Inspection.

          e.  Covenants.   Seller  shall  have  complied  with,  fulfilled,  and
     performed in all respects each covenant, term, and condition to be complied with, fulfilled, and performed by Seller hereunder.

          f. Consents. Seller shall have received all consents and approvals necessary for the consummation of the transactions contemplated by this Contract.

          g. Rent Rolls. Within ten (10) days after the Effective Date, Seller shall deliver to Purchaser certified rent rolls for the Property. Seller


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

     shall also make available to Purchaser for inspection, copies of all of the executed leases for each tenant of the Property, which leases shall either not require the consent of tenants to be assigned to Purchaser or which consent shall have already been obtained by Seller, in a form reasonably satisfactory to Purchaser. If there are any items which are unsatisfactory to Purchaser in Purchaser's reasonable discretion, and which cannot be reasonably cured by Seller, Purchaser shall have the right to Terminate this Contract, and the Earnest Money shall be promptly returned to Purchaser as its sole remedy.

     6. Closing Adjustments and Prorations.

          a. Taxes and Assessments. All real estate taxes assessed against the Property for years prior to the year of the Closing and all penalties and interest thereon shall be paid by Seller. All real estate taxes assessed against the Property for the year of the Closing shall be prorated between Seller and Purchaser as of the Closing Date on the basis of the exact number of days each will own the Property during the year of the Closing. If the amount of such real estate taxes is not known at the Closing, closing adjustments will be finally made on the basis of the most recent tax rate and assessed valuation for the Property and, if the Property has been taxed as part of a tax parcel including other real estate, a reasonable estimate as to the allocation of taxes between the Property and such other real estate. Purchaser shall have the right, in the name of Seller or Purchaser, to contest or appeal any such tax or assessment. Immediately upon conveyance of the Property, Seller shall pay all property transfer taxes, documentary stamp taxes, and gross income or adjusted gross income taxes then due and payable in respect of the transfer hereby contemplated. Any taxes or assessments in respect of the Property not assumed by Purchaser, but which are not due and payable at or prior to the Closing, shall be allowed to Purchaser as a credit against the Purchase Price at the Closing, and Seller shall have no further liability for such taxes or assessments.

          b. Recording Fees. Seller shall pay all recording costs related to the conveyance of the Property to Purchaser. Purchaser shall pay all recording costs, if any, related to the financing of the Property.

          c. Insurance Contracts. All insurance maintained by Seller in respect of the Property, if any, shall be cancelled as of the Closing Date.

          d. Utilities. Water, electricity, sewer, gas, cable television, telephone, and all other utility charges shall be prorated based, to the extent practicable, on final meter readings and final invoices, and on the basis of the actual number of days of the month which shall have elapsed as of the Closing Date.

          e. Rents. All rents under the Leases for the month in which the Closing occurs shall be prorated as of the Closing Date. All advance payments of rents, other than for the month in which Closing occurs, and all security deposits shall be paid by Seller to Purchaser at Closing. All rent payable prior to the Closing Date which has not been collected by Seller as of the Closing Date shall remain the property of Seller and Seller shall bear sole responsibility for collecting all such delinquent rent after the Closing Date using all remedies available at law or in equity to Seller excluding eviction. Purchaser shall bear no responsibility or liability for collecting any delinquent rent.


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

     For purposes of calculating prorations under this Contract, Purchaser shall be deemed to be in title to the Property, and therefore entitled to the income and rents therefrom and responsible for the expenses thereof, for the entire day upon which the Closing occurs. Bills received after the Closing which relate to expenses incurred, services performed or other amounts allocable to the period prior to the Closing Date and which relate to the operation or ownership of the Property shall be paid by Seller. All costs, expenses, bills and other obligations relating to the operation of the Property which are incurred or accrued through the Closing Date shall be the obligation of Seller.

     7. Inspections. In order to make the inspections and other matters provided for in Paragraph 5, Purchaser and its employees, agents, contractors, and engineers shall, upon written notice to Seller, have the right to enter the Property at reasonable times and from time to time for purposes of inspecting and making such other reviews, investigations, and tests as Purchaser reasonably deems necessary or desirable.

     8. Risk of Loss; Condemnation. All risk of loss or damage to the Property occurring subsequent to the date hereof and on the Closing Date shall be borne by Seller. If any of the Property shall suffer a "material" (as such term is hereinafter defined) loss by fire, flood, tornado, accident or other cause after the date hereof and on the Closing Date, or if proceedings to take or condemn the whole or any "material" part of the Property for public or quasi-public use under any statute or by the right of eminent domain are commenced or threatened prior to or on the Closing Date, Seller shall give Purchaser prompt written notice thereof, and Purchaser may, at its option, terminate this Contract by delivery to Seller of written notice of such termination within five (5) days after receipt of notice of such damage, destruction or condemnation. Upon receipt of such notice of termination, the Earnest Money shall be promptly returned to Purchaser, and each party shall be relieved of any further obligations hereunder. If Purchaser elects not to so terminate this Contract, then: (a) the Closing shall take place as provided in this Contract; and (b) Seller shall assign to Purchaser all of Seller's rights with respect to the settlement of all insurance proceeds and/or any and all damages or awards receivable in respect of such damage, destruction or condemnation. After the Closing, Purchaser shall have the exclusive right to settle the loss and to receive all proceeds of the insurance covering the Property so damaged or destroyed, if a settlement of insurance proceeds has not occurred.

     If any of the Property shall suffer a loss by fire, flood, tornado, accident or other cause after the date hereof and on the Closing Date which is not "material," or if proceedings to take or condemn any part of the Property which is not "material" for public or quasi-public use under any statute or by the right of eminent domain are commenced or threatened prior to or on the Closing Date, Seller shall give Purchaser prompt written notice thereof and shall use its best efforts to restore, prior to the Closing, the Property to its previous condition. If Seller is unable or unwilling to complete said restoration prior to the Closing, Purchaser shall be entitled to elect by written notice to Seller either (a) to receive credit at the Closing for the cost of restoration to be incurred by Purchaser, or (b) to accept an assignment from Seller to Purchaser of all of Seller's rights with respect to the settlement of all insurance proceeds and/or any and all damages or awards receivable in respect of such damage, destruction or condemnation. In the event Purchaser elects the option set forth in clause (a) of this subparagraph, Seller shall be entitled to retain all insurance proceeds and/or any damages or awards receivable with respect to such damage, destruction or condemnation.

     For purposes of this Paragraph 8, "material" shall mean damage to, destruction of or condemnation of the Property for which the aggregate estimated cost of repair, restoration, rehabilitation or replacement (including all indirect and incidental costs and expenses) is in excess of Fifteen Thousand Dollars ($15,000.00).

     9. Possession of the Property. Possession of the Property shall be delivered by Seller to Purchaser at the Closing, free and clear of the rights of any other party to possession thereof, the rights of tenants lawfully in possession. Upon delivery of possession to Purchaser, the Property shall be in substantially the same condition as it is on the date hereof, ordinary wear and tear excepted.


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         10. Seller's  Obligations at Closing. At the Closing,  Seller agrees to deliver to Purchaser in accordance with the terms of this Contract the following:

          a. An owner's policy of title insurance issued as provided in Paragraph 5(a) hereof, subject only to the Permitted Exceptions;

          b. A duly authorized and executed General Warranty Deed in recordable form conveying good and marketable title to the Property, subject only to, easement and encumbrances of record and the Permitted Exceptions;

          c. A duly authorized and executed Vendor's Affidavit in the form most recently published by the Indianapolis Bar Association or otherwise required by the Title Company;

          d. A duly authorized and executed affidavit in a form reasonably satisfactory to Purchaser stating that Seller is not a "Foreign Person" as such term is used in Section 1445 of the Internal Revenue Code;

          e. A duly authorized and executed sales disclosure statement, as required by I.C. 6-1.1-5.5 et seq. (the "Sales Disclosure Statement");

          f. A duly authorized and executed certificate of Seller stating that the Property is not "property" as defined in I.C. 13-11-2-174 and Seller is not required to provide a disclosure statement under I.C. 13-25-3-1 et seq. (Indiana Responsible Property Transfer Law);

          g. A duly authorized and executed certificate of Seller to the effect that each of Seller's representations and warranties contained herein is true and correct in all respects as of the Closing Date, and that Seller has complied with, fulfilled, and performed in all respects each covenant, term, and condition to be complied with, fulfilled or performed by it hereunder;

          h. Certified copies of resolutions of Seller adopting and approving this Contract and authorizing consummation of the transactions contemplated by this Contract; and

          i. A certified copy of the rent rolls and a copy of the form lease Seller is using to lease lots on the Property, the rent rolls being in substantially the same condition as earlier delivered under Section 5g.

          j. Such other instruments, documents, and considerations which may reasonably be required by Purchaser or Purchaser's counsel to effectuate the transaction evidenced by this Contract.

     All of the documents and instruments required pursuant to this Paragraph 10 or otherwise in connection with the consummation of this Contract shall be in a form and manner reasonably satisfactory to Purchaser's counsel and Seller's counsel.

     11. Purchaser's Obligations at Closing. At the Closing, Purchaser agrees to deliver to Seller in accordance with the terms of this Contract the following:


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

          a. The amount of the Purchase Price payable in such form as set forth in Paragraph 3 above, subject to the Closing adjustments and prorations provided for herein and less the amount of the Earnest Money;

          b. A duly authorized and executed Sales Disclosure Statement;

          c. Certified copies of resolutions of Purchaser adopting and approving this Contract and authorizing consummation of the transactions contemplated by this Contract; and

          d. Such other instruments, documents, and considerations which may reasonably be required by Seller or Seller's counsel to effectuate the transaction evidenced by this Contract.

     12. Representations and Warranties. As a material inducement to Purchaser for entering into this Contract, Seller hereby represents and warrants to Purchaser as follows:

          a. Seller has full right, power, and authority to execute and deliver this Contract, to consummate the transactions contemplated hereby, and to comply with the terms and conditions hereof; and there are no legal, contractual or other restrictions upon Seller's right, power or authority to sell and convey the Property to Purchaser;

          b. Seller owns good, marketable, and indefeasible fee simple title to the Property, free and clear of any and all liens, leases, mortgages, pledges, security interests, conditional sales agreements, charges and other claims, interests or encumbrances, except for: (i) liens and mortgages that shall be paid off at or prior to Closing; (ii) the Permitted Exceptions; (iii) other liens and encumbrances of record and (iv) leasehold interests of tenants lawfully in possession.

          c. To the best of Seller's knowledge without a duty of inquiry, there are no violations of any laws, regulations, codes, ordinances, orders or requirements affecting the Property, including, but not limited to, applicable laws, regulations, ordinances or requirements relating to environmental, pollution, health or safety and zoning for use as a mobile home park as it is currently used and as has been represented to Purchaser;

          d. Seller, its agents, and its employees have not received any written notice that the Property is in violation of any state, federal or local environmental, health or safety law, rule or regulation;

          e. Seller, its agents, and its employees have received no written notice from any insurance carrier of defects or inadequacies in the Property which, if not corrected, would result in termination of insurance coverage or an increase in the cost thereof;

          f. Seller, its agents, and its employees have not entered into any contract, agreement or option, other than this Contract, granting to any party the right to purchase the Property;

          g. To the best of Seller's knowledge without a duty of inquiry, there are no mechanic's or materialman's liens against the Property, and no unpaid claims for labor performed, materials furnished or services rendered in connection with constructing, improving or repairing the Property in respect of which liens may or could be filed against the Property;

          h. To the best of Seller's knowledge without a duty of inquiry, the Property is not subject to any easements, rights, duties, obligations, covenants, conditions, restrictions, limitations, agreements, liens or encumbrances not of record;

          i. To the best of Seller's knowledge without a duty of inquiry, there are not constructed, deposited, stored, disposed, placed or located on the Property (including surface soils, subsurface soils, surface water, or groundwater) any material amounts of Hazardous Materials. As used herein, the term "Hazardous Materials" includes, without limitation, any material or substance which is (a) listed or defined as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance," "extremely hazardous substance," or "toxic substance," or words of similar import, under the Resource Conservation and Recovery Act, as amended ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), the Federal Clean Water Act, as amended ("FCWA"), or the Toxic Substance Control Act, as amended ("TSCA"), or Title 13 of the Indiana Code (b) petroleum, (c) asbestos, (d) polychlorinated biphenyl, or (e) any other pollutant, toxic substance, or hazardous substance, material or waste, under any other federal, state or local environmental law, regulation, ordinance or rule existing as of the date hereof or enacted prior to the Closing;

          k. Seller is not required to provide Purchaser with a "disclosure statement" as a result of the transaction contemplated hereby pursuant to the Indiana Responsible Real Property Transfer Law, I.C. ss.ss. 13-25-3-1 et seq.;

          l. The Property is in the possession of Seller, and to the best of Seller's knowledge without a duty of inquiry, no other person has a right to possession of all or any part of the Property, except tenants lawfully in possession pursuant to leases;

          m. To the best of Seller's knowledge without a duty of inquiry, Seller, its agents, and its employees have complied with all environmental laws, including but not limited to RCRA, CERCLA FCWA, TSCA, and Title 13 of the Indiana Code;

          n. The certified rent roll delivered to Purchaser under Section 5g and 10i is accurate in all material respects; and

          o. The Property is licensed for one hundred (100) mobile home sites by the Indiana State Board of Health.

          p. No representation or warranty made by Seller herein contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in any such representation or warranty, in light of the circumstances under which they were made, not misleading.

     Each of the foregoing representations and warranties shall be and remain true at and as of the Closing Date and shall remain in effect and shall survive the Closing Date and transfer of title to the Property to Purchaser. There are no implied warranties by the Seller in connection with this Agreement. With the exception of the representations and warranties set forth herein, Seller makes no other representations or warranties, express or implied and, Seller conveys the Property to Purchaser in its "as is where is" condition.

     13. Use of Brokers. Seller covenants to pay at the Closing a six percent (6%) commission, based on the cumulative purchase price under both this Contract and the Asset Purchase Agreement, in connection with the transaction contemplated hereby which shall be paid by Seller as follows: (i) Continental Atlantic, Inc. shall be paid a three percent (3%) commission, and (ii) Snell Real Estate Evaluation Co., Inc. shall be paid a three percent (3%) commission. Seller and Purchaser each represent and warrant to the other that each has contracted with no real estate broker, finder or other person with respect to this Contract or the transactions contemplated hereby other than those persons and entities listed in the preceding sentence. Seller and Purchaser each agree to indemnify and hold harmless one another against any loss, liability, damage or claim incurred by reason of any brokerage commission or finder's fee alleged to be payable because of the indemnifying party's representation or obligation in this Paragraph 13 being untrue or unperformed. Such indemnity obligation shall be deemed to include the payment of reasonable attorneys' fees and court costs incurred in defending any such claim.

     14. Default & Termination. In the event the purchase and sale contemplated by this Contract is not consummated due to the breach hereof or default hereunder or breach or default of any provision of the Asset Purchase Agreement by Purchaser and such breach or default shall not have been cured by Purchaser within fifteen (15) days (or such additional time as may be reasonably necessary) after delivery by Seller of written notice thereof to Purchaser, then Seller shall be entitled to retain the Earnest Money as full liquidated damages and Seller may avail itself of any and all remedies at law or in equity, including, but not limited to, specific performance and an action for damage for breach hereunder and Seller shall further be entitled to recover attorneys fees in connection with any such action.

     In the event the purchase and sale contemplated by this Contract is not consummated due to the breach hereof or default hereunder or breach or default of any provision of the Asset Purchase Agreement by Seller, or if any representation or warranty made herein by Seller is untrue or breached as of the Closing Date, then, after providing written notice to Seller of such breach, default or misrepresentation and allowing Seller fifteen (15) days after receipt of such notice (or such additional time as may be reasonably necessary) to cure, then the Earnest Money shall be returned immediately to Purchaser, and Purchaser may avail itself of any and all remedies at law or in equity, including, but not limited to specific performance and an action for damages for the breach of any of the representations or warranties set forth herein, and shall further be entitled to recover attorneys' fees incurred in connection with any such action.

     In the event the purchase and sale contemplated by this Contract is not consummated due to the failure, without fault on the part of either party, to satisfy any of the conditions set forth in Paragraph 5 hereof within the respective time periods provided for therein or of any of the conditions in the Asset Purchase Agreement, Purchaser may, at its sole option (a) terminate this Contract, whereupon the Earnest Money shall be returned immediately to Purchaser and this Contract shall terminate without further liability on the part of either party and shall be of no further force or effect, or (b) elect to waive any of such conditions and proceed with the Closing in accordance herewith.

     15. Notices. All notices, requests, demands, consents, and other communications required or permitted under this Contract shall be in writing and shall be deemed to have been duly and properly given on the date of service if delivered personally or on the date of mailing if deposited in a receptacle of the United States mail, first class postage prepaid, addressed appropriately as follows:


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

     If to Seller:                      Windsor Park Properties 3
                                        c/o Windsor Corp.
                                        Attention:  Steve Waite
                                        6430 South Quebec Street
                                        Englewood, Colorado 80111

                                        with a copy to:
                                        Timmis & Inman, L.L.P.
                                        Attn: Bradley J. Knickerboker, Esq.
                                        300 Talon Center
                                        Detroit, Michigan 48207

     If to Purchaser:                   Floral Park Cemetery Association, Inc.
                                        Attn:  Bruce Buchanan
                                        27 Kessler Boulevard West Drive
                                        Indianapolis, Indiana 46228

                                        with a copy to:

                                        Bingham Summers Welsh & Spilman
                                        Attention: Gary L. Klotz, Esq.
                                        2700 Market Tower
                                        10 West Market Street
                                        Indianapolis, Indiana 46204-2982

Either party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

     16. Assignment. Seller may not assign its interest in this Contract without the prior written consent of Purchaser. Purchaser shall be permitted to assign this Contract to any person or entity; provided, however, that such assignment shall not relieve Purchaser of its obligations under this Contract.

     17. Indemnification. Seller hereby agrees to indemnify and hold harmless Purchaser from and against any claim, loss, damage, cause of action, liability, judgment, cost or expense (including, without limitation, reasonable attorneys' and legal assistants' fees) arising as a result of Seller's breach of any of the representations and warranties contained herein or a breach of any of the terms hereof. Purchaser hereby agrees to indemnify and hold harmless Seller from and against any claim, loss, damage, cause of action, liability, judgment, cost or expense (including, without limitation, reasonable attorneys' and legal assistants' fees) arising as a result of Purchaser's breach of any of the terms hereof; provided, however, that Purchaser's indemnity described above shall not include lost profits, or consequential and incidental damages, arising as a result of Purchaser's breach of this Contract.

     18. Binding on Successors. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, representatives, successors, and permitted assigns.

     19. Counterparts. This Contract may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement.

     20. Modification. This Contract may not be changed or modified except by an agreement in writing signed by the party sought to be charged with such modification.

     21. Waiver. No failure on the part of either party to exercise any power or right given hereunder or to insist upon strict compliance with any obligations specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of either party's right to demand exact compliance with the terms hereof; provided, however, that either party may, at its sole option, waive in writing any requirement, covenant or condition herein established for the benefit of such party without affecting any of the other terms or provisions of this Contract. No delay on the part of either party in the exercise of any power or right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any power or right. All rights and remedies existing under this Contract shall be cumulative and shall be in addition to those otherwise provided by law.

     22. Entire Agreement. This Contract constitutes the entire agreement among the parties hereto and supersedes all prior discussions, letters of intent, agreements, writings, and representations between Seller and Purchaser with respect to the Property and the transaction contemplated herein.

     23. Governing Law. This Contract shall be governed by the laws of the State of Indiana.

              (the remainder of this page intentionally left blank)

         IN WITNESS WHEREOF, Purchaser and Seller have executed this Contract for Purchase of Real Estate as of the respective dates set forth below.

                                         PURCHASER:

                                         FLORAL PARK CEMETERY ASSOCIATION, INC.

                                         By:   /S/ BRUCE BUCHANAN
                                            ------------------------------------

Date:  January 21, 1999



                                         SELLER:

                                         WINDSOR PARK PROPERTIES 3

                                         By:      Windsor Corp., General Partner

                                                  By: /S/ STEVE WAITE
                                                      --------------------------
                                                      Steve Waite, _____________

Date:  January 15, 1999

                                                  By:      Steven G. Waite
                                                     ---------------------------
                                                  Printed:
                                                          ----------------------
                                                  Title:   President
                                                        ------------------------

                            RECEIPT FOR EARNEST MONEY
                            -------------------------

     The undersigned hereby acknowledges receipt from Purchaser of a check in the amount of Fifteen Thousand and No/100 Dollars ($15,000.00), payable to Seller, and agrees to hold, disburse or return the funds evidenced thereby in accordance with the terms of this Contract.



Dated: ________________ ___, 1998           TITLE COMPANY:

                                            CHICAGO TITLE INSURANCE COMPANY


                                            By:

                                            Printed:

                                            Title:


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